Exhibit 99.1



                              ACT-GFX CANADA, INC.

                                SHARE PROVISIONS



                                    ARTICLE 1

                                 INTERPRETATION

     1.1 For the purposes of these share provisions:

     "ACT" means Applied Cellular Technology, Inc. a corporation incorporated pursuant to the laws of the State of Missouri.

     "ACT Call Notice" has the meaning ascribed thereto in the Call Agreement.

     "ACT Common Stock Reorganization" has the meaning ascribed thereto in the definition of "Current ACT Common Stock Equivalent" in Section 1.1 of these Class A Exchangeable share provisions.

     "ACT Common Stock" means the Class A common stock of ACT, with a par value of (U.S. Dollars) $.001 per share and having one vote per share, and any other securities into which such shares may be changed.

     "ACT Dividend Declaration Date" means the date on which the Board of Directors of ACT declares any dividend on the ACT Common Stock.

     "Affiliate" means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned person; including, without limitation, any partnership or joint venture in which the Corporation, (either alone, or through or together with any other subsidiary) has, directly or indirectly, an equity interest of 10 percent (10%) or more.

     "Automatic Redemption Date" means in respect of the Class Exchangeable shares, the date for the automatic redemption by the Corporation of Class A Exchangeable Shares pursuant to Section 2.5 of the Class A Exchangeable share provisions, which date shall be the first to occur of (a) the 7th anniversary of the Closing Date and (b) the date selected by the Board of Directors at any time when less than 5% of the Class A Exchangeable Shares issued on the Closing Date are outstanding, as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Class A Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transactions involving or affecting the Class A Exchangeable Shares outstanding, and in respect of the Class B Exchangeable Shares, the date for automatic redemption by the Corporation of

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Class B Exchangeable  Shares pursuant to Section 3.5 of the Class B Exchangeable
Share provisions, which date shall be the first to occur of (a) the 7th anniversary of the Closing Date and (b) the date selected by the Board of Directors at any time when less than 5% of the Class B Exchangeable Shares issued on the Closing Date are outstanding, as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Class B Exchangeable Shares.

     "Board of Directors" means the board of directors of the Corporation.

     "Business Day" means any day other than a Saturday, a Sunday or a day when banks are not open for business in Toronto, Ontario.

     "Call   Agreement"   means  the  Call  Agreement  by  and  among  ACT,  the
Corporation, Drummer Enterprises Ltd., Morstar Holdings Ltd., Scozul Enterprises Ltd. and James D. Scott entered into the 30th day of June, 1998.

     "Canadian Dollar Equivalent" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

     "Capital Reorganization" has the meaning ascribed thereto in Section 9.2 of these share provisions.

     "Class A Exchangeable Shares" means the Class A Exchangeable Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

     "Class B Exchangeable Shares" means the Class B exchangeable shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

     "Closing Date" has the meaning ascribed thereto in the Reorganization Agreement.

     "Closing Price" means the closing price of ACT Common Stock, as published in the Wall Street Journal on the date which is 48 hours prior to the Closing Date, confirmed by the parties to the Reorganization Agreement in a certificate delivered on the Closing Date.

     "Common Shares" means the common shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

     "Corporation" means ACT-GFX Canada, Inc., a corporation incorporated under the OBCA.

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     "Current  Market Price" means, in respect of a share of ACT Common Stock on any date, in the discretion of the Board of Directors either (i) the Canadian Dollar Equivalent of the closing sale price of a share of ACT Common Stock on such date (or, if no trades of any ACT Common Stock occurred on such date, on the last trading day prior thereto on which such trades occurred) reported on Nasdaq, or, (ii) if the ACT Common Stock are not then quoted on Nasdaq on such other stock exchange or automated quotation system on which the ACT Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of ACT Common Stock during such period does not create a market that reflects the fair market value of ACT Common Stock, then the Current Market Price of a share of ACT Common Stock shall be determined by the Board of Directors in consultation with holders of Exchangeable Shares based upon the advice of such qualified independent  financial  advisors  as the  Board  of  Directors  may  deem  to be
appropriate,   and  provided  further  that  any  such  selection,   opinion  or
determination by the Board of Directors shall be conclusive and binding.

     "Current ACT Common Stock Equivalent" means, on any date, the equivalent as at such date of one share of ACT Common Stock as at the Closing Date, expressed to four decimal places, (the Current ACT Common Stock Equivalent as of the Closing Date being 1.0000) determined by applying on a cumulative basis the following adjustments, to the extent applicable by reason of any transactions occurring in respect of ACT Common Stock between the Closing Date and such date:

     (i) if ACT shall (A) subdivide, redivide, convert or otherwise amend its then outstanding shares of ACT Common Stock into a greater number of shares of ACT Common Stock, unless the Corporation is permitted under applicable law without a vote of its shareholders to make, and shall simultaneously make, the same or an economically equivalent change to the rights of the holders of Class A Exchangeable Shares and to holders of Class B Exchangeable Shares, (B) combine, consolidate convert or otherwise amend its then outstanding shares of ACT Common Stock into a lesser number of shares of ACT Common Stock, unless the Corporation is permitted under applicable law without a vote of its shareholders to make, and shall simultaneously make, the same or an economically equivalent change to the rights of the holders of Exchangeable Shares, or (C) issue shares of ACT Common Stock (or securities exchangeable or convertible into ACT Common Stock, but excluding any securities issued in a Rights Offering or in a Special Distribution) to the holders of all or substantially all of its then outstanding shares of ACT Common Stock by way of stock dividend or other distribution (other than to holders of ACT Common Stock who exercise an option to receive stock dividends in lieu of receiving cash dividends), unless the Corporation is permitted under applicable law without a vote of its shareholders to issue or distribute, and shall simultaneously issue and distribute, equivalent numbers of ACT Common Stock or other securities (adjusted if necessary in accordance with the Current ACT Common Stock Equivalent), or the economic equivalent on a per share basis, to the holders of the Class A Exchangeable Shares and to the holders of Class B Exchangeable Shares


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          (any  of such  events  being  herein  called  the  "ACT  Common  Stock
          Reorganization"), the Current ACT Common Stock Equivalent shall be adjusted effective immediately after the record date at which the holders of ACT Common Stock are determined for the purpose of the ACT Common Stock Reorganization by multiplying the Current ACT Common
          Stock Equivalent in effect on such record date by the quotient obtained when:

          (A) the number of shares of ACT Common Stock outstanding after the completion of such ACT Common Stock Reorganization (but before giving effect to the issue or cancellation of any shares of ACT Common Stock issued or cancelled after such record date otherwise than as part of such ACT Common Stock Reorganization) including, in the case where securities exchangeable or convertible into ACT Common Stock are distributed, the number shares of ACT Common Stock that would have been outstanding had such securities been exchanged for or converted into ACT Common Stock on such record date, is divided by

          (B) the number of shares of ACT Common Stock outstanding on such record date before giving effect to the ACT Common Stock Reorganization;

     (ii) if at any time ACT shall fix a record date for the issuance of rights, options or warrants to the holders of all or substantially all of the shares of ACT Common Stock entitling them to subscribe for or to purchase shares of ACT Common Stock (or securities of ACT convertible into ACT Common Stock) at a price per share of ACT Common Stock (or having a conversion price per ACT Common Stock) of less than the Current Market Price on such record date, unless the Corporation is permitted under applicable law without a vote of its shareholders to issue, and shall simultaneously issue, equivalent numbers of such rights, option or warrants, adjusted if necessary in accordance with the Current ACT Common Stock Equivalent at such record date, or the economic equivalent thereof on a per share basis, to the holders of Class A Exchangeable Shares and the holders of Class B Exchangeable Shares (any such event being herein referred to as a "Rights Offering"), then the Current ACT Common Stock Equivalent then in effect shall be adjusted immediately after such record date by multiplying the Current ACT Common Stock Equivalent in effect on such record date by the quotient obtained when:

          (A) the sum of the number of shares of ACT Common Stock outstanding on such record date and the number of additional shares of ACT Common Stock offered for subscription or purchase under the Rights Offering (or the number of ACT Common Stock into which the securities so offered are convertible)

          is divided by



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

          (B) the sum of the number of ACT Common Stock outstanding on such record date and the number determined by dividing the aggregate price of the total number of additional shares of ACT Common Stock offered for subscription or purchase under the Rights Offering (or the aggregate conversion price of the convertible securities so offered) by the Current Market Price on such record date.

          Any shares of ACT Common Stock owned by or held for the account of ACT shall be deemed not to be outstanding for the purpose of any such computation. If such rights, option or warrants are not so issued or if, at the date of expiry of the rights, options or warrants subject to the Rights Offering, less than all the rights, options or warrants have been exercised, then the Current ACT Common Stock Equivalent shall be readjusted effective immediately after the date of expiry (or determination by the Board of Directors of ACT that the issue will not take place) to the Current ACT Common Stock Equivalent which would have been in effect if such record date had not been fixed or to the Current ACT Common Stock Equivalent which would then be in effect on the date of expiry if the only rights, options or warrants issued had been those that were exercised, as the case may be;

     (iii)if ACT shall fix a record date for the making of a distribution (including a distribution by way of stock dividend) to the holders of all or substantially all its outstanding shares of ACT Common Stock of

          (A) shares of ACT of any class other than ACT Common Stock (excluding shares convertible into ACT Common Stock referred to in (i) (C) above),

          (B)  rights, option or warrants (excluding a Rights Offering),

          (C) evidences of its indebtedness (excluding indebtedness convertible into ACT Common Stock referred to in (i) (C) above) or

          (D) any other assets (other than any of the distributions referred to in (A), (B) or (C), dividends paid in the ordinary course, a Rights Offering or a ACT Common Stock Reorganization)

          unless the Corporation is permitted under applicable law without a vote of its shareholders to distribute, and shall simultaneously distribute, the same number of shares, rights, options or warrants, evidences of indebtedness or other assets, as the case may be, adjusted if necessary in accordance with the Current ACT Common Stock Equivalent, as at such record date, or the economic equivalent thereof on a per share basis, to the holders of Class A Exchangeable Shares and to the holders of Class B Exchangeable Shares (any such event being herein referred to as a "Special Distribution") then, in each such case, the Current ACT Common Stock Equivalent shall be adjusted effective immediately after the record date at which the holders of


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          ACT  Common  Stock are  determined  for the  purposes  of the  Special
          Distribution by multiplying the Current ACT Common Stock Equivalent in effect on such record date by the quotient obtained when:

               (I) the product obtained when the number of shares of ACT Common Stock outstanding on the record date is multiplied by the Current Market Price on such date,

               is   divided by

               (II) the  difference  obtained  when  the  amount  by  which  the aggregate fair market value (as determined by the Board of Directors, which determination shall be conclusive) of the shares, rights, options, warrants, evidences of indebtedness or assets, as the case may be, distributed in the Special Distribution exceeds the fair market value (as determined by the Board of Directors, which determination shall be conclusive) of the consideration, if any, received therefore by ACT, is subtracted from the product obtained when the number of shares of ACT Common Stock outstanding on the record date is multiplied by the Current Market Price on such date, provided that no such adjustment shall be made if the result of such adjustment would be to decrease the Current ACT Common Stock Equivalent in effect immediately before such record date. Any share of ACT Common Stock owned by or held for the account of ACT shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Current ACT Common Stock Equivalent shall be readjusted effective immediately to the Current ACT Common Stock Equivalent which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed; and

          (iv) if the Registration Closing Price is less than the Closing Price, the Current ACT Common Stock Equivalent shall be adjusted immediately after the effective date of the Registration Statement by multiplying the Current ACT Common Stock Equivalent in effect on such effective date by the quotient obtained when the Closing Price is divided by the Registration Closing Price.

     Notwithstanding any of the foregoing definition of "Current ACT Common Stock Equivalent", in no event may any one distribution, issuance of securities or other event be deemed to be more than one ACT Common Stock Reorganization, Rights Offering or Special Distribution.




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


     "Exchangeable Shares" means the Class A Exchangeable Shares and the Class B Exchangeable Shares.

     "holder" means in respect of Class A Exchangeable Shares a registered holder of a Class A Exchangeable Share from time to time, in respect of Class B Exchangeable Shares, a registered holder of a Class B Exchangeable Share, from time to time and, in respect of the common shares, a registered holder of a common share from time to time.

     "Lien" has the meaning ascribed thereto in the Reorganization Agreement.

     "Liquidation Amount," in respect of the Class A Exchangeable Shares, has the meaning ascribed thereto in Section 2.3.1 of the Class A Exchangeable share provisions and in respect of the Class B Exchangeable Shares has the meaning ascribed thereto in Section 3.3.1 of the Class B Exchangeable share provisions.

     "Liquidation Call Right" has the meaning ascribed thereto in the Call Agreement.

     "Liquidation Date" in respect of the Class A Exchangeable Shares has the meaning, ascribed thereto in Section 2.3.1 of the Class A Exchangeable Share provisions and in respect of the Class B Exchangeable Shares has the meaning ascribed thereto in Section 3.3.1 of the Class B Exchangeable share provisions.

     "Nasdaq" means the National Market System.

     "OBCA" means the Business Corporations Act (Ontario), as amended from time to time.

     "Redemption Call Right" has the meaning ascribed thereto in the Call Agreement.

     "Redemption Price" in respect of the Class A Exchangeable Shares has the meaning ascribed thereto in Section 2.5.1 of the Class A Exchangeable share provisions and in respect of the Class B Exchangeable Shares has the meaning ascribed thereto in Section 3.5.1 of the Class B Exchangeable Share provisions.

     "Registered Closing Price" means the closing price of ACT Common Stock as published in the Wall Street Journal on the effective date of the Registration Statement.

     "Registration Statement" means the registration statement of ACT filed in connection with the ACT Common Stock allotted for issuance pursuant to the exchange of the Exchangeable Shares.

     "Retracted Shares" in respect of the Class A Exchangeable Shares has the meaning ascribed thereto in Section 2.4.1 of the Class A Exchangeable share provisions and in respect of the Class B Exchangeable Shares has the meaning ascribed thereto in Section 3.4.1 of the Class B Exchangeable Share provisions.



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     "Retraction  Call  Right"  has the  meaning  ascribed  thereto  in the Call
Agreement.

     "Retraction Date" in respect of the Class A Exchangeable Shares has the meaning ascribed thereto in Section 2.4.2 of the Class A Exchangeable share provisions and in respect of the Class B Exchangeable Shares has the meaning ascribed thereto in Section 3.4.2 of the Class B Exchangeable share provisions.

     "Retraction Period" means the period from the Closing Date until the Automatic Redemption Date.

     "Retraction Price" in respect of the Class A Exchangeable Shares has the meaning ascribed thereto in Section 2.4.1 of the Class A Exchangeable share provisions and in respect of the Class B Exchangeable Shares has the meaning ascribed thereto in Section 3.4.1 of the Class B Exchangeable share provisions.

     "Retraction Request" in respect of the Class A Exchangeable Shares has the meaning ascribed thereto in Section 2.4.1 of the Class A Exchangeable share provisions and in respect of the Class B Exchangeable Shares has the meaning ascribed thereto in Section 3.4.1 of the Class B Exchangeable share provisions.

     "Rights Offering" has the meaning ascribed thereto in the definition of "Current ACT Common Stock Equivalent" in Section 1.1 of these share provisions.

     "Special Distribution" has the meaning ascribed thereto in the definition of "Current ACT Common Stock Equivalent" in Section 1.1 of these share provisions.

     "Support Agreement" means the Support Agreement by and between ACT and the Corporation entered into the 30th day of June, 1998.

     "Voting and Exchange Trust Agreement" means the Voting and Exchange Trust Agreement between the Corporation, ACT, Drummer Enterprises Ltd., Morstar Holdings Ltd., Scozul Enterprises Ltd., Ground Effects Ltd. and Montreal Trust Company of Canada entered into the 30th day of June, 1998.

     1.2 All amounts required to be paid, deposited or delivered hereunder shall be paid, deposited or delivered after deduction of any amount required by applicable law to be deducted or withheld on account of tax and the deduction of such amounts and remittance to the applicable tax authorities shall, to the extent thereof, satisfy such requirement to pay, deposit or deliver hereunder.

                                    ARTICLE 2

             PROVISIONS ATTACHING TO THE CLASS A EXCHANGEABLE SHARES

     The Class A Exchangeable Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions:



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2.1 Ranking Of Class A Exchangeable Shares

2.1.1 The Class A Exchangeable Shares shall rank senior to the Common Shares, and any other shares ranking junior to the Class A Exchangeable Shares, with respect to the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

2.2 Dividends

2.2.1 A holder of a Class A Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, declare a dividend on each Exchangeable Share (a) in the case of a cash dividend declared on ACT Common Stock, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent on the ACT Dividend Declaration Date of the cash dividend declared on such number of shares of ACT Common Stock as is equal to the Current ACT Common Stock Equivalent on the ACT Dividend Declaration Date or
(b) in the case of a stock dividend declared on the ACT Common Stock to be paid in shares of ACT Common Stock, in such whole number of Exchangeable Shares for the Exchangeable Shares held by each holder as is equal to the number of whole shares of ACT Common Stock to be paid as a dividend on the equivalent number of shares of ACT Common Stock Dividend by the Current ACT Common Stock Equivalent on the ACT Declaration Date or (c) in the case of a dividend declared on the shares of ACT Common Stock to be paid in property other than cash or ACT Common Stock (including without limitation other securities of ACT), in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent (as determined by the Board of Directors in accordance with section 4.1) to the type and amount of property, to be paid as a dividend on such number of shares of ACT Common Stock as is equal to the Current ACT Common Stock Equivalent on the ACT Dividend Declaration Date. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued Exchangeable Shares. To the extent that the Corporation complies with this Section 2.2.1, any ACT dividend contemplated by this Section 2.2.1 shall in no event be deemed to be a ACT Common Stock Reorganization, Rights Offering or Special Distribution.

2.2.2 Cheques of the Corporation shall be issued in respect of any cash dividends contemplated by subsection 2.2.1(a) hereof or in respect of any cash amount payable in lieu of a fractional Exchangeable Share in connection with any stock dividends contemplated by subsection 2.2.1(b) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by subsection 2.2.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by subsection 2.2.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation


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to each holder of an Exchangeable  Share shall satisfy the dividend  represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six (6) years from the date on which such dividend was payable.

2.2.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 2.2.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the shares of ACT Common Stock.

2.2.4 If on any payment date for any dividends declared on the Exchangeable Shares under Section 2.2.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient money, assets or property properly applicable to the payment of such dividends.

2.2.5 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 2.7.2 of these Class A Exchangeable share provisions:

     (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

     (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares;

     (c) redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;

     (d) issue any Exchangeable Shares other than (i) by way of stock dividends to the holders of such Exchangeable Shares, (ii) otherwise pro rata to the holders of Exchangeable Shares, (iii) as contemplated by the Support Agreement or (iv) pursuant to any agreements or rights in existence at the Effective Date; or

     (e) issue any other shares of the Corporation ranking equally with or senior to the Exchangeable Shares;

     provided that the restrictions in subsections 2.2.5(a), 2.2.5(b) and 2.2.5(c) shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared to date on the ACT Common Stock


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


     shall have been declared on the Exchangeable Shares and, if paid to holders of ACT Common Stock, paid in full.

2.3 Distribution on Liquidation

2.3.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Class A Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares ranking junior to the Class A Exchangeable Shares, an amount per share equal (a) to the Current Market Price multiplied by the Current ACT Common Stock Equivalent, in each case determined on the Liquidation Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder such whole number of shares of ACT Common Stock as is equal to the Current ACT Common Stock Equivalent, plus (b) an additional amount equal to the aggregate of all declared and unpaid dividends on each such Exchangeable Shares up to the Liquidation Date (collectively, the "Liquidation Amount") without interest.

2.3.2 On or promptly after the Liquidation Date, and subject to the exercise by ACT of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Class A Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Class A Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Class A Exchangeable Shares under the OBCA and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, at the registered office of the Corporation. Payment of the total Liquidation Amount for all of the Class A Exchangeable Shares held by a holder thereof shall be made by delivery to each such holder, at the address of the holder recorded in the securities register of the Corporation of the Class A Exchangeable Shares or by holding for pick-up by the holder at the registered of office of the Corporation on behalf of the Corporation of certificates representing the shares of ACT Common Stock to be delivered in payment thereof (which shares shall be duly issued as fully paid and non assessable and shall be free and clear of any Liens) and a cheque of the Corporation in respect of all declared and unpaid dividends comprising part of the total Liquidation Amount for all outstanding Exchangeable Shares without interest. On and after the Liquidation Date, the holders of the Class A Exchangeable Shares shall cease to be holders of such Class A Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the total Liquidation Amount in respect of their Class A Exchangeable Shares, unless payment of the total Liquidation Amount for such Class A Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount for their Class A Exchangeable Shares has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation
Date to deposit or cause to be deposited the total Liquidation Amount, in respect of the Class A Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof, in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of such Class A Exchangeable Shares after such deposit shall be limited to receiving the total Liquidation Amount for such Class A Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions.

2.3.3 After the Corporation has satisfied its obligations to pay the holders of the Class A Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to section 2.3.1 of these Class A Exchangeable share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation or have any other rights as holders of Class A Exchangeable Shares.

2.4 Retraction Of Class A Exchangeable Shares By Holder

2.4.1 A holder of Class A Exchangeable Shares shall be entitled during the Retraction Period, subject to the exercise by ACT of the Retraction Call Right and otherwise upon compliance with the provisions of this Section 2.4, to require the Corporation to redeem any or all of the Class A Exchangeable Shares registered in the name of such holder (the "Retracted Shares") for an amount for each Retracted Share equal to (a) the Current Market Price multiplied by the Current ACT Common Stock Equivalent, in each case determined on the Retraction Date, which shall be satisfied in full in respect of a Retracted Share by the Corporation causing to be delivered to such holder such whole number of shares of ACT Common Stock as is equal to the Current ACT Common Stock Equivalent, plus
(b) the aggregate of all dividends declared and unpaid on each Retracted Share up to the Retraction Date (collectively, the "Retraction Price") without interest, provided that if the record date for any such declared and unpaid dividend occurs on or after the Retraction Date, the Retraction Price shall not include such declared and unpaid dividend. To effect such redemption, the holder shall present and surrender at the office of the Corporation the certificate or certificates representing the Class A Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Class A Exchangeable Shares under the OBCA and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable (in their sole discretion) to the Corporation and ACT:

     (a) specifying that the holder desires to have the Retracted Shares represented by such certificate or certificates redeemed by the Corporation; and

     (b) acknowledging the Retraction Call Right of ACT to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be an irrevocable offer by the holder to sell the retracted Shares to ACT in accordance with the Retraction Call Right.

If any Retraction Request is received on a date that is not within the Retraction Period, such Retraction Request shall be of no force or effect and the Corporation and ACT shall have no obligations as a result of the delivery of such Retraction Request.

2.4.2 Subject to the exercise by ACT of the Retraction Call Right, upon receipt by the Corporation in the manner specified in Section 2.4.1 hereof of a certificate or certificates representing the number of Class A Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required pursuant to Section
2.4.1 and a Retraction Request, the Corporation shall redeem the Retracted Shares effective at the close of business on the sixth Business Day after the Retraction Request is received (the "Retraction Date") and shall cause to be delivered to such holder the total Retraction Price with respect of all such Retracted Shares. If only a part of the Class A Exchangeable Shares represented by any certificate are redeemed (or purchased by ACT pursuant to the Retraction Call Right), a new certificate for the balance of such Class A Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

2.4.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall forthwith notify ACT thereof. In order to exercise the Retraction Call Right, ACT must deliver an ACT Call Notice to the Corporation prior to the expiry of the third (3rd) Business Day after the receipt by the Corporation of the Retraction Request. If ACT does not so notify the Corporation, the Corporation will notify the holder as soon as possible thereafter that ACT will not exercise the Retraction Call Right. If ACT delivers the ACT Call Notice before the end of such third (3rd) Business Day period, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to ACT in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and ACT shall purchase from such holder and such holder shall sell to ACT on the Retraction Date the Retracted Shares pursuant to the Retraction Call Right.

2.4.4 If a Retraction Request is received by the Corporation pursuant to Section
2.4.1 and ACT has not exercised the Retraction Call Right, the Corporation shall deliver to the holder of the Retracted Shares, at the address of the holder recorded in the securities register of the Corporation for the Class A Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the office of the Corporation to which the Retraction Request was delivered, certificates representing the shares of ACT Common Stock to be delivered to the holder in payment of the total Retraction Price for all of the Retracted Shares (or the portion thereof payable in ACT Common Stock, as the case may be) (which shares shall be duly issued as fully paid and non assessable and shall be free and clear of any Liens) registered in the name of the holder or in such other name as the holder may request and a cheque of the Corporation in payment of the remaining portion, if any, of the total Retraction Price (or if any part of the Retraction Price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property), and such delivery of such certificates and cheque (and property, if any) on behalf of the Corporation shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price for all of the Retracted Shares, to the extent that the same is represented by such share certificates and cheque (and property, if any), unless such cheque is not paid on due presentation.

2.4.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total Retraction Price for all of the Retracted Shares, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price for all of the Retracted Shares shall not be made, in which case the rights of such holders shall remain unaffected until the total Retraction Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price for all of the Retracted Shares has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation shall thereafter be considered and deemed for all purposes to be a holder of the shares of ACT Common Stock delivered to it.

2.4.6 Notwithstanding any other provision of this Section 2.4, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that ACT shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall be obligated to redeem Retracted Shares specified by holders in Retraction Requests only to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions on a pro rata basis and shall notify the relevant holders at least five (5) Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation and the Corporation shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to
Section 2.4.2 hereof. The holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 2.4.2 of these share provisions as a result of solvency requirements of applicable law shall be deemed by giving the Retraction Request to require ACT to purchase such Retracted Shares from such holder pursuant to the Exchange Right (as defined in the Exchange Agreement).

2.4.7 Any offer obtained and any notice of retraction issued by a holder may be revoked by the holder by a further notice in writing addressed to the Corporation and ACT specifically referencing the notice of retraction, and by delivering such notice to the Corporation at any time prior to the Retraction Date.

2.5 Redemption of Class A Exchangeable Shares

2.5.1 Subject to applicable law and if ACT does not exercise the Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Class A Exchangeable Shares for an amount per share equal to (a) the Current Market Price multiplied by the Current ACT Common Stock Equivalent, in each case determined on the Automatic Redemption Date, which shall be satisfied in full in respect of an Exchangeable Share by the Corporation causing to be delivered to such a holder such number of shares of

ACT Common  Stock as is equal to the Current ACT Common Stock  Equivalent,  plus
(b) the aggregate of all declared and unpaid dividends thereon up to the Automatic Redemption Date (collectively, the "Redemption Price") (provided that if the record date for any such declared and unpaid dividends occurs on or after the Automatic Redemption Date, the Redemption Price shall not include such declared and unpaid dividends).

2.5.2 On or after the Automatic Redemption Date and subject to the exercise by ACT of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Class A Exchangeable Shares the Redemption Price for each such Exchangeable Share upon presentation and surrender at any office of the Corporation of the certificates representing such Class A Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Class A Exchangeable Shares under the OBCA and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require. Payment of the total Redemption Price for all of the Class A Exchangeable Shares held by a holder shall be made by delivery to such holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation on behalf of the Corporation of certificates representing the shares of ACT Common Stock to be delivered to the holder in payment of the Redemption Price for all of the Class A Exchangeable Shares held by such holder (or the portion thereof payable in ACT Common Stock, as the case may be) (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) and a cheque of the Corporation in respect of all declared and unpaid dividends comprising part of the total Redemption Price for all of the Exchangeable Shares held by such holder (or, if any of such dividends are payable in property, such property). On and after the Automatic Redemption Date, the holders of the Class A Exchangeable Shares called for redemption shall cease to be holders of such Class A Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the total Redemption Price for their Class A Exchangeable Shares, unless payment of the total Redemption Price for such Class A Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price for such shares has been paid in the manner hereinafter provided. The Corporation shall have the right at any time to deposit or cause to be deposited the total Redemption Price of the Class A Exchangeable Shares so called for redemption, or of such of the said Class A Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Class A Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving the total Redemption Price for such Class A Exchangeable Shares, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Class A Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the ACT Common Stock delivered to them.

2.6 Voting Rights

2.6.1 Except as required by applicable law, and the provisions of Section 2.7.1, the holders of the Class A Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

2.7 Amendment and Approval

2.7 .1 The rights, privileges, restrictions and conditions attaching to the Class A Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Class A Exchangeable Shares given as hereinafter specified.

2.7.2 Any approval given by the holders of the Class A Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class A Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Class A Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class A Exchangeable Shares duly called and held at which the holders of at least fifty percent (50%) of the outstanding Class A Exchangeable Shares at that time are present or represented by proxy (excluding Class A Exchangeable Shares beneficially owned by ACT or its Affiliates). If at any such meeting the holders of at least fifty percent (50%) of the outstanding Class A Exchangeable Shares at that time are not present or represented by proxy within one half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten (10) days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Class A Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class A Exchangeable Shares.

                                    ARTICLE 3

             PROVISIONS ATTACHING TO THE CLASS B EXCHANGEABLE SHARES

     The Class B Exchangeable Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions:

3.1 Ranking of Class B Exchangeable Shares

3.1.1 The Class B Exchangeable Shares shall rank senior to the Class A Exchangeable Shares, the Common Shares, and any other shares ranking junior to the Class B Exchangeable Shares, with respect to the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the

Corporation among its shareholders for the purpose of winding-up its affairs.

3.2 Dividends

3.2.1 A holder of a Class B Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, declare a dividend on each Exchangeable Share (a) in the case of a cash dividend declared on ACT Common Stock, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent on the ACT Dividend Declaration Date of the cash dividend declared on such number of shares of ACT Common Stock as is equal to the Current ACT Common Stock Equivalent on the ACT Dividend Declaration Date or
(b) in the case of a stock dividend declared on the ACT Common Stock to be paid in shares of ACT Common Stock, in such whole number of Exchangeable Shares for the Exchangeable Shares held by each holder as is equal to the number of whole shares of ACT Common Stock to be paid as a dividend on the equivalent number of shares of ACT Common Stock Dividend by the Current ACT Common Stock Equivalent on the ACT Declaration Date or (c) in the case of a dividend declared on the shares of ACT Common Stock to be paid in property other than cash or ACT Common Stock (including without limitation other securities of ACT), in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent (as determined by the Board of Directors in accordance with section 9.1) to the type and amount of property, to be paid as a dividend on such number of shares of ACT Common Stock as is equal to the Current ACT Common Stock Equivalent on the ACT Dividend Declaration Date. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued Exchangeable Shares. To the extent that the Corporation complies with this Section 3.2.1, any ACT dividend contemplated by this Section 3.2.1 shall in no event be deemed to be a ACT Common Stock Reorganization, Rights Offering or Special Distribution.

3.2.2 Cheques of the Corporation shall be issued in respect of any cash dividends contemplated by subsection 3.2.1(a) hereof or in respect of any cash amount payable in lieu of a fractional Exchangeable Share in connection with any stock dividends contemplated by subsection 3.2.1(b) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by subsection 3.2.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by subsection 3.2.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six (6) years from the date on which such dividend was payable.

3.2.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.2.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the shares of ACT Common Stock.

3.2.4 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.2.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient money, assets or property properly applicable to the payment of such dividends.

3.2.5 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 3.7.2 of these Class B Exchangeable share provisions:

     (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

     (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares;

     (c) redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;

     (d) issue any Exchangeable Shares other than (i) by way of stock dividends to the holders of such Exchangeable Shares, (ii) otherwise pro rata to the holders of Exchangeable Shares, (iii) as contemplated by the Support Agreement or (iv) pursuant to any agreements or rights in existence at the Effective Date; or

     (e) issue any other shares of the Corporation ranking equally with or senior to the Exchangeable Shares;

     provided that the restrictions in subsections 3.2.5(a), 3.2.5(b) and 3.2.5(c) shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared to date on the ACT Common Stock shall have been declared on the Exchangeable Shares and, if paid to holders of ACT Common Stock, paid in full.

3.3 Distribution on Liquidation

3.3.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Class B Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares, the Class A Exchangeable Shares or any other shares ranking junior to the Class B Exchangeable Shares, an amount per share equal (a) to the Current Market Price multiplied by the Current ACT Common Stock Equivalent, in each case determined on the Liquidation Date, which shall be satisfied in full by the Corporation causing to be delivered to such holder such whole number of shares of ACT Common Stock as is equal to the Current ACT Common Stock Equivalent, plus (b) an additional amount equal to the aggregate of all declared and unpaid dividends on each such Exchangeable Shares up to the Liquidation Date (collectively, the "Liquidation Amount") without interest.

3.3.2 On or promptly after the Liquidation Date, and subject to the exercise by ACT of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Class B Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Class B Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Class B Exchangeable Shares under the OBCA and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, at the registered office of the Corporation. Payment of the total Liquidation Amount for all of the Class B Exchangeable Shares held by a holder thereof shall be made by delivery to each such holder, at the address of the holder recorded in the securities register of the Corporation of the Class B Exchangeable Shares or by holding for pick-up by the holder at the registered of office of the Corporation on behalf of the Corporation of certificates representing the shares of ACT Common Stock to be delivered in payment thereof (which shares shall be duly issued as fully paid and non assessable and shall be free and clear of any Liens) and a cheque of the Corporation in respect of all declared and unpaid dividends comprising part of the total Liquidation Amount for all outstanding Exchangeable Shares without interest. On and after the Liquidation Date, the holders of the Class B Exchangeable Shares shall cease to be holders of such Class B Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the total Liquidation Amount in respect of their Class B Exchangeable Shares, unless payment of the total Liquidation Amount for such Class B Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount for their Class B Exchangeable Shares has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation
Date to deposit or cause to be deposited the total Liquidation Amount, in respect of the Class B Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof, in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of such Class B Exchangeable Shares after such deposit shall be limited to receiving the total Liquidation Amount for such Class B Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions.

3.3.3 After the Corporation has satisfied its obligations to pay the holders of the Class B Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to section 3.3.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation or have any other rights as holders of Class B Exchangeable Shares.

3.4 Retraction of Class B Exchangeable Shares by Holder

3.4.1 A holder of Class B Exchangeable Shares shall be entitled during the Retraction Period, subject to the exercise by ACT of the Retraction Call Right and otherwise upon compliance with the provisions of this Section 3.4, to require the Corporation to redeem any or all of the Class B Exchangeable Shares registered in the name of such holder (the "Retracted Shares") for an amount for each Retracted Share equal to (a) the Current Market Price multiplied by the Current ACT Common Stock Equivalent, in each case determined on the Retraction Date, which shall be satisfied in full in respect of a Retracted Share by the Corporation causing to be delivered to such holder such whole number of shares of ACT Common Stock as is equal to the Current ACT Common Stock Equivalent, plus
(b) the aggregate of all dividends declared and unpaid on each Retracted Share up to the Retraction Date (collectively, the "Retraction Price") without interest, provided that if the record date for any such declared and unpaid dividend occurs on or after the Retraction Date, the Retraction Price shall not include such declared and unpaid dividend. To effect such redemption, the holder shall present and surrender at the office of the Corporation the certificate or certificates representing the Class B Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Class B Exchangeable Shares under the OBCA and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable (in their sole discretion) to the Corporation and ACT:

     (a) specifying that the holder desires to have the Retracted Shares represented by such certificate or certificates redeemed by the Corporation; and

     (b) acknowledging the Retraction Call Right of ACT to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be an irrevocable offer by the holder to sell the retracted Shares to ACT in accordance with the Retraction Call Right.

If any Retraction Request is received on a date that is not within the Retraction Period, such Retraction Request shall be of no force or effect and the Corporation and ACT shall have no obligations as a result of the delivery of such Retraction Request.

3.4.2 Subject to the exercise by ACT of the Retraction Call Right, upon receipt by the Corporation in the manner specified in Section 3.4.1 hereof of a certificate or certificates representing the number of Class B Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required pursuant to Section

3.4.1 and a Retraction Request, the Corporation shall redeem the Retracted Shares effective at the close of business on the sixth Business Day after the Retraction Request is received (the "Retraction Date") and shall cause to be delivered to such holder the total Retraction Price with respect of all such Retracted Shares. If only a part of the Class B Exchangeable Shares represented by any certificate are redeemed (or purchased by ACT pursuant to the Retraction Call Right), a new certificate for the balance of such Class B Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

3.4.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall forthwith notify ACT thereof. In order to exercise the Retraction Call Right, ACT must deliver an ACT Call Notice to the Corporation prior to the expiry of the third (3rd) Business Day after the receipt by the Corporation of the Retraction Request. If ACT does not so notify the Corporation, the Corporation will notify the holder as soon as possible thereafter that ACT will not exercise the Retraction Call Right. If ACT delivers the ACT Call Notice before the end of such third (3rd) Business Day period, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to ACT in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and ACT shall purchase from such holder and such holder shall sell to ACT on the Retraction Date the Retracted Shares pursuant to the Retraction Call Right.

3.4.4 If a Retraction Request is received by the Corporation pursuant to Section
3.4.1 and ACT has not exercised the Retraction Call Right, the Corporation shall deliver to the holder of the Retracted Shares, at the address of the holder recorded in the securities register of the Corporation for the Class B Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the office of the Corporation to which the Retraction Request was delivered, certificates representing the shares of ACT Common Stock to be delivered to the holder in payment of the total Retraction Price for all of the Retracted Shares (or the portion thereof payable in ACT Common Stock, as the case may be) (which shares shall be duly issued as fully paid and non assessable and shall be free and clear of any Liens) registered in the name of the holder or in such other name as the holder may request and a cheque of the Corporation in payment of the remaining portion, if any, of the total Retraction Price (or if any part of the Retraction Price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property), and such delivery of such certificates and cheque (and property, if any) on behalf of the Corporation shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price for all of the Retracted Shares, to the extent that the same is represented by such share certificates and cheque (and property, if any), unless such cheque is not paid on due presentation.

3.4.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total Retraction Price for all of the Retracted Shares, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price for all of the Retracted Shares shall not be made, in which case the rights of such holders shall remain unaffected until the total Retraction Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price for all of the Retracted Shares has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation shall thereafter be considered and deemed for all purposes to be a holder of the shares of ACT Common Stock delivered to it.

3.4.6 Notwithstanding any other provision of this Section 3.4, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that ACT shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall be obligated to redeem Retracted Shares specified by holders in Retraction Requests only to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions on a pro rata basis and shall notify the relevant holders at least five (5) Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation and the Corporation shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to
Section 3.4.2 hereof. The holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 3.4.2 of these share provisions as a result of solvency requirements of applicable law shall be deemed by giving the Retraction Request to require ACT to purchase such Retracted Shares from such holder pursuant to the Exchange Right (as defined in the Exchange Agreement).

3.4.7 Any offer obtained and any notice of retraction issued by a holder may be revoked by the holder by a further notice in writing addressed to the Corporation and ACT specifically referencing the notice of retraction, and by delivering such notice to the Corporation, at any time prior to the Retraction Date.

3.5 Redemption of Class B Exchangeable Shares

3.5.1 Subject to applicable law and if ACT does not exercise the Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Class B Exchangeable Shares for an amount per share equal to (a) the Current Market Price multiplied by the Current ACT Common Stock Equivalent, in each case determined on the Automatic Redemption Date, which shall be satisfied in full in respect of an Exchangeable Share by the Corporation causing to be delivered to such a holder such number of shares of ACT Common Stock as is equal to the Current ACT Common Stock Equivalent, plus
(b) the aggregate of all declared and unpaid dividends thereon up to the Automatic Redemption Date (collectively, the "Redemption Price") (provided that if the record date for any such declared and unpaid dividends occurs on or after the Automatic Redemption Date, the Redemption Price shall not include such declared and unpaid dividends).

3.5.2 On or after the Automatic Redemption Date and subject to the exercise by ACT of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Class B Exchangeable Shares the Redemption Price for each such Exchangeable Share upon presentation and surrender at any office of the Corporation of the certificates representing such Class B Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Class B Exchangeable Shares under the OBCA and the by-laws of the Corporation and such additional documents and instruments as the Corporation may reasonably require. Payment of the total Redemption Price for all of the Class B Exchangeable Shares held by a holder shall be made by delivery to such holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation on behalf of the Corporation of certificates representing the shares of ACT Common Stock to be delivered to the holder in payment of the Redemption Price for all of the Class B Exchangeable Shares held by such holder (or the portion thereof payable in ACT Common Stock, as the case may be) (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) and a cheque of the Corporation in respect of all declared and unpaid dividends comprising part of the total Redemption Price for all of the Exchangeable Shares held by such holder (or, if any of such dividends are payable in property, such property). On and after the Automatic Redemption Date, the holders of the Class B Exchangeable Shares called for redemption shall cease to be holders of such Class B Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the total Redemption Price for their Class B Exchangeable Shares, unless payment of the total Redemption Price for such Class B Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price for such shares has been paid in the manner hereinafter provided. The Corporation shall have the right at any time to deposit or cause to be deposited the total Redemption Price of the Class B Exchangeable Shares so called for redemption, or of such of the said Class B Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Class B Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving the total Redemption Price for such Class B Exchangeable Shares, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Class B Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the ACT Common Stock delivered to them.

3.6 Voting Rights

3.6.1 Except as required by applicable law, and the provisions of Section 3.7.1, the holders of the Class B Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

3.7 Amendment and Approval

3.7.1 The rights, privileges, restrictions and conditions attaching to the Class B Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Class B Exchangeable Shares given as hereinafter specified.

3.7.2 Any approval given by the holders of the Class B Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class B Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Class B Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class B Exchangeable Shares duly called and held at which the holders of at least fifty percent (50%) of the outstanding Class B Exchangeable Shares at that time are present or represented by proxy (excluding Class B Exchangeable Shares beneficially owned by ACT or its Affiliates). If at any such meeting the holders of at least fifty percent (50%) of the outstanding Class B Exchangeable Shares at that time are not present or represented by proxy within one half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten (10) days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Class B Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class B Exchangeable Shares.

                                    ARTICLE 4

                  ECONOMIC EQUIVALENCE: CHANGES RELATING TO ACT

4.1 The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may require) and in consultation with holders of Exchangeable Shares, economic equivalence for the purposes of any provision herein that requires such a determination and each such determination shall be conclusive and binding on ACT and the holders of Class A Exchangeable Shares and the holders of Class B Exchangeable Shares, where applicable.

4.2 If at any time there is a capital reorganization of ACT or a consolidation, merger or arrangement of ACT with or into another entity (any such event being called a "Capital Reorganization") that is not provided for in the definitions of "ACT Common Stock Reorganization", "Rights Offering" or "Special Distribution", any holder of Class A Exchangeable Shares whose Class A Exchangeable Shares or Class B Exchangeable Shares have not been exchanged for shares of ACT Common Stock in accordance with the provisions hereof prior to the record date for such Capital Reorganization shall be entitled to receive and shall accept, upon any such exchange occurring pursuant to the provisions hereof at any time after the record date for such Capital Reorganization in lieu of the shares of ACT Common Stock that he would otherwise have been entitled to receive pursuant to the provisions hereof, the number of shares or other securities of ACT or of the body corporate resulting, surviving or continuing from the Capital Reorganization, or other property, that such holder would have been entitled to receive as a result of such Capital Reorganization if, on the record date, he had been the registered holder of the number of shares of ACT Common Stock to which he was then entitled upon any exchange of his Class A Exchangeable Shares or Class B Exchangeable Shares into ACT Common Stock in accordance with the provisions hereof, subject to adjustment thereafter in the same manner, as nearly as may be possible, as is provided for in the definition of "Current ACT Common Stock Equivalent"; provided that no such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that each holder of Class A Exchangeable Shares and each holder of Class B Exchangeable Shares shall thereafter be entitled to receive, upon any exchange of his Class A Exchangeable Shares or Class B Exchangeable Shares pursuant to the provisions hereof, such number of shares or other securities of ACT or of the body corporate resulting, surviving or continuing from the Capital Reorganization, or other property.

4.3 In the case of a reclassification of, or other change in, the outstanding shares of ACT Common Stock other than an ACT Common Stock Reorganization, Rights Offering, Special Distribution or a Capital Reorganization, such changes shall be made in the rights attaching to the Class A Exchangeable Shares or the Class B Exchangeable Shares, without any action on the part of the Corporation or the holders of the Class A Exchangeable Shares or Class B Exchangeable Shares to the extent permitted by applicable law, effective immediately following the record date for such reclassification or other change, to the extent necessary to ensure that holders of Class A Exchangeable Shares and holders of Class B
Exchangeable Shares shall be entitled to receive, upon the occurrence at any time after such record date of any event whereby they would receive ACT Common Stock pursuant to the previous provisions hereof, such shares, securities or rights as they would have received if their Class A Exchangeable Shares or Class B Exchangeable Shares had been exchanged for ACT Common Stock pursuant to the provisions hereof immediately prior to such record date, subject to adjustment thereafter in the same manner, as nearly as may be possible, as is provided for in the definition "Current ACT Common Stock Equivalent".

4.4 No certificates or scrip representing fractional ACT Common Stock shall be delivered to holders of Class A Exchangeable Shares or Class B Exchangeable Shares pursuant to the provisions hereof.

                                    ARTICLE 5

               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

5.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by ACT with all provisions of the Support Agreement applicable to the Corporation and ACT, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation and the holders of Exchangeable Shares all rights and benefits in favour of the Corporation under or pursuant to such agreements.

5.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Class A Exchangeable Shares given in accordance with section 2.7.2 and the holders of Class B Exchangeable Shares given in accordance with section 3.7.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of:

     (a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares; or

     (b) making such provisions or modifications not inconsistent with such agreements as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

     (c) making such changes in or correction to such agreements which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of holders of the Exchangeable Shares.

                                    ARTICLE 6

                                  COMMON SHARES

6.1 Voting Rights

6.1.1 Each holder of Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation and to vote thereat, except meetings at which only holders of a specified class of shares (other than Common Shares) or specified series of shares are entitled to vote. At all meetings of which notice must be given to the holders of the Common Shares, each holder of Common Shares shall be entitled to one vote in respect of each Common Share held by him or her.

6.2 Dividends

6.2.1 The holders of the Common Shares shall be entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive any dividend declared by the Corporation.

6.3 Rights on Dissolution

6.3.1 The holders of the Common Shares shall be entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive the remaining property of the Corporation on a liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary.

                                    ARTICLE 7

                                     LEGEND

7.1 The certificates evidencing the Class A Exchangeable Shares and the certificates evidencing Class B Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to: the Support Agreement, the Call Agreement and the Voting and Exchange Trust Agreement (including the provisions with respect to the Exchange Rights and Automatic Exchange Rights thereunder).

                                    ARTICLE 8

                                     NOTICES

8.1 Any notice, request or other communication to be given to the Corporation by a holder of Class A Exchangeable Shares or a holder of Class B Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage paid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

8.2 Any presentation and surrender by a holder of Class A Exchangeable Shares or Class B Exchangeable Shares to the Corporation of certificates representing Class A Exchangeable Shares or Class B Exchangeable Shares in connection with the liquidation, dissolution or winding up of the Corporation or the retraction or redemption of Class A Exchangeable Shares or Class B Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

8.3 Any notice, request or other communication to be given to a holder of Class A Exchangeable Shares or Class B Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Class A Exchangeable Shares or Class B Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

                                  SCHEDULE "A"

                              NOTICE OF RETRACTION

TO: ACT

     This notice is given pursuant to Article 5 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

     The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 5 of the Share Provisions:

[GRAPHIC OMITTED] all shares(s) represented by this certificate; or

[GRAPHIC OMITTED] ---------------------------  shares only.


     The undersigned acknowledges the Retraction Call Right of ACT to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be an irrevocable offer (subject as hereinafter provided) by the undersigned to sell the Retracted Shares to ACT in accordance with the Retraction Call Right on the Retraction Date for the Retraction Call Purchase Price and on the other terms and conditions set out in the Call Agreement. If ACT determines not to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. The offer contained in this notice may be revoked by the undersigned by a further notice in writing addressed to the Corporation and ACT specifically referencing this Notice of Retraction and delivered to the Corporation at any time prior to the Retraction Date.

     The undersigned acknowledges that if, as a result of solvency provisions of applicable law or otherwise, the Corporation fails to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Exchange Agreement) so as to require ACT to purchase the unredeemed Retracted Shares.

     The undersigned hereby represents and warrants to the Corporation and ACT that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation or ACT, as the case may be, free and clear of all Liens.


----------------     --------------------------     ----------------------------
(Date)               (Signature of Shareholder)       (Guarantee of Signature)

     NOTE:This panel must be completed and this certificate, together with such additional documents as the Corporation may require, must be deposited with the Corporation at its principal office in Windsor, Ontario. The securities resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.


---------------------------------           ------------------------------------
Name of Person in Whose Name                Date
Securities or Cheque(s) Are To Be
Registered, Issued or Delivered
(please print)


---------------------------------           ------------------------------------
Street Address or P.O. Box                  Signature of Shareholder


---------------------------------           ------------------------------------
City-Province                               Signature Guaranteed by



NOTE:If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.